UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 307-8700

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 13, 2012, Endeavour International Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Global Hunter Securities, LLC (the “Underwriter”), in connection with an underwritten public offering of an aggregate 7,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), at a price of $7.50 per Common Share ($7.125 per Common Share, net of the underwriting discount). Pursuant to the Underwriting Agreement, the Company also granted the Underwriter a 30-day option to purchase up to an additional 1,125,000 shares of common stock on the same terms as the Common Shares to cover over-allotments, if any. The Underwriter exercised this option in full on June 13, 2012. The issuance and sale of the Common Shares has been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to a shelf Registration Statement on Form S-3 (Registration No. 333-163781), as amended, of the Company, filed with the Securities and Exchange Commission on December 16, 2009, and declared effective on February 9, 2010. Closing of the issuance and sale of the Common Shares is scheduled for June 18, 2012. A legal opinion related to the Common Shares is filed herewith as Exhibit 5.1.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities. Furthermore, the Company has agreed with the Underwriter not to offer or sell any shares of its common stock (or securities convertible into or exchangeable for common stock), subject to customary exceptions, for a period of 90 days after the date of the Underwriting Agreement without the prior written consent of the Underwriter.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated June 13, 2012, by and among Endeavour International Corporation and Global Hunter Securities, LLC.

5.1	Opinion of Woodburn and Wedge regarding the legality of the Common Shares.

23.1	Consent of Woodburn and Wedge (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

Date: June 18, 2012	By:	/s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer

ENDEAVOUR INTERNATIONAL CORPORATION

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated June 13, 2012, by and among Endeavour International Corporation and Global Hunter Securities, LLC.

5.1	Opinion of Woodburn and Wedge regarding the legality of the Common Shares.

23.1	Consent of Woodburn and Wedge (included in Exhibit 5.1).

4